Capital Management	6 Months Ended
Jun. 30, 2022
Capital Management Abstract
CAPITAL MANAGEMENT
21.	CAPITAL MANAGEMENT

The Board of Directors has overall responsibility for the establishment and oversight of the Company’s risk management framework.

The Company defines capital as consisting of shareholder’s equity. The Company’s objectives when managing capital are to support the creation of shareholder value, as well as to ensure that the Company is able to meet its financial obligations as they become due.

The Company manages its capital structure to maximize its financial flexibility making adjustments in response to changes in economic conditions and the risk characteristics of the underlying assets and business opportunities. The Company does not presently utilize any quantitative measures to monitor its capital but rather relies on the expertise of the Company’s management to sustain the future development of the business. Management reviews its capital management approach on an ongoing basis and believes that this approach, given the relative size of the Company, is reasonable.

As at June 30, 2022, the Company is subject to externally imposed capital requirements arising from both covenants included in the debt agreement as well as the repayment of monthly principal payments on the convertible promissory note outstanding, as described in Note 12. The Company is also subject to a debt covenant in relation to the factoring agreement described in Note 5.